Exhibit 1

JOINT FILING AGREEMENT

The persons below hereby agree that the Schedule 13D to which this agreement is attached as an exhibit, as well as all future amendments to such Schedule 13D, shall be filed jointly on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934.

Dated: July 2, 2021

GREENSPRING ASSOCIATES, LLC

By:	/s/ Eric Thompson
	Name:	Eric Thompson
	Title:	Chief Operating Officer

*
Charles Ashton Newhall

*
James Lim

* By:	/s/ Eric Thompson
Eric Thompson
As attorney-in-fact

GREENSPRING GLOBAL PARTNERS VII-A, L.P.

By:	Greenspring General Partner VII, L.P., its general partner

By:	Greenspring GP VII, Ltd., its general partner

	By:	/s/ Eric Thompson
		Name:	Eric Thompson
		Title:	Chief Operating Officer

GREENSPRING GLOBAL PARTNERS VII-C, L.P.

By:	Greenspring General Partner VII, L.P., its general partner

By:	Greenspring GP VII, Ltd., its general partner

	By:	/s/ Eric Thompson
		Name:	Eric Thompson
		Title:	Chief Operating Officer

AU SPECIAL INVESTMENTS, L.P.

By:	Greenspring FF-GP III, LLC, its general partner

By:	Greenspring SPV, LLC, its managing member

By:	Greenspring Associates, LLC, its sole member

	By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Operating Officer

GREENSPRING OPPORTUNITIES IV, L.P.

By:	Greenspring Opportunities General Partner IV, L.P., its general partner

By:	Greenspring Opportunities GP IV, LLC, its general partner

By:	Greenspring Associates, LLC, its sole member

	By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Operating Officer

GREENSPRING OPPORTUNITIES VI, L.P.

By:	Greenspring Opportunities General Partner VI, L.P, its general partner

By:	Greenspring Opportunities GP VI, LLC, its general partner

By:	Greenspring Associates, LLC, its sole member

	By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Operating Officer

GREENSPRING OPPORTUNITIES VI-D, L.P.

By:	Greenspring Opportunities General Partner VI, L.P, its general partner

By:	Greenspring Opportunities GP VI, LLC, its general partner

By:	Greenspring Associates, LLC, its sole member

	By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Operating Officer

GREENSPRING MASTER G, L.P.

By:	Greenspring MI-G GP, LLC, its general partner

By:	Greenspring Associates, LLC, its sole member

	By:	/s/ Eric Thompson
		Name:	Eric Thompson
		Title:	Chief Operating Officer

GREENSPRING SPV VII, L.P.

By:	Greenspring SPV VII GP, LLC, its general partner

By:	Greenspring Associates, LLC, its sole member

	By:	/s/ Eric Thompson
		Name:	Eric Thompson
		Title:	Chief Operating Officer

GREENSPRING SPV VII-E, L.P.

By:	Greenspring SPV VII GP, LLC, its general partner

By:	Greenspring Associates, LLC, its sole member

	By:	/s/ Eric Thompson
		Name:	Eric Thompson
		Title:	Chief Operating Officer